Exhibit 32.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Anna Bryson, Chief Financial Officer of Doximity, Inc. (the “Company”), do hereby certify, to the best of my knowledge and pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
•the Quarterly Report on Form 10-Q of the Company for the period ended September 30, 2022 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
•the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	November 10, 2022
		By:	/s/ Anna Bryson
Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)